UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2007

RIM SEMICONDUCTOR COMPANY

(Exact name of registrant as specified in its charter)

Utah	000-21785	95-4545704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

305 NE 102nd Ave, Suite 105, Portland, OR 97220
(Address of principal executive offices, including Zip Code)

(503) 257-6700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

0 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

0 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

0 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

0 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT;

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

On July 27, 2007, the Company entered into a Bridge Loan Agreement (the “Loan Agreement”), dated as of July 26, 2007 with Double U Master Fund, L.P. (“Double U”) and Professional Offshore Opportunity Fund Ltd. (“Professional Offshore”), two institutional investors (each,a “Lender”), pursuant to which the Lenders loaned the Company a total of $1,000,000.  After the payment of transaction related fees and expenses of $105,000, and repayment of an April 2007 loan to the Company by Double U, the Company received net proceeds of $571,000.  The net proceeds will be used for general corporate purposes.

Pursuant to the Loan Agreement, the Company issued to  each Lender a secured promissory note in the principal amount of $550,000 (aggregate $1,100,000; each, a “Note”), representing an original issue discount of 10%.  Each Note will mature on the date (the “Maturity Date”) which is the earlier of (i) December 24, 2007, or (ii) the date the Company effects a subsequent financing that, individually or when combined with other financings completed by the Company after July 26, 2007, results in gross proceeds to the Company of at least $3 million.  In addition, a Lender may accelerate the Maturity Date in the event of a material default under the terms of the Note.  Prior to the Maturity Date, the Company may, at its option, prepay the Notes in whole or in part.  If not paid at maturity, interest on the Notes will accrue at 24% per annum from the Maturity Date until the actual date of payment.

Under the terms of the Notes, the holder may declare its Note immediately due and payable upon the occurrence of an event of default (as defined in the Note), including without limitation the following: (i) the Company’s failure to pay principal or other amounts due under the Note when due, (ii) the Company’s material breach of any of its representations or warranties made in the Loan Agreement, the Notes or the other transaction documents, (iii) the Company’s failure to observe any undertaking contained in the Notes or the other transaction documents in a material respect if such failure continues for 30 calendar days after notice, (iv) the Company’s insolvency or liquidation or a bankruptcy event, or (v) the entry of a money judgment, writ of attachment or similar process in excess of $750,000 if such judgment, writ of attachment or similar process remains unvacated for 60 days.  In addition, upon an event of default, the Note becomes convertible into shares of the Company’s common stock, subject to certain conditions provided in Appendix I to the Note, at a conversion price equal to the greater of: (i) 75% of the average closing price of the common stock for the five trading days preceding the applicable conversion date, or (ii) $0.01 (subject to adjustment as provided in Appendix I to the Note), and the Company incurs the share registration obligations set forth in Appendix I to the Note.

To secure the Company’s obligations under the Loan Agreement, the Company granted a security interest in substantially all of its assets, including without limitation, its intellectual property, in favor of the Lenders under the terms and conditions of a Security Interest Agreement (the “Security Agreement”) dated as of the date of the Loan Agreement.  The security interest terminates upon payment or satisfaction of all of the Company’s obligations under the Notes.

In connection with the Loan Agreement, the Company issued to the Lenders 10 million (10,000,000) unregistered shares of the Company’s common stock.

The Notes and common stock issued in this transaction have not been registered under the Securities Act of 1933, as amended (the “Act”) and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act.  The Company is not under any obligation to register any of such securities absent an event of default under the Note.  The Company believes that the issuance of the foregoing securities was exempt from registration under Section 4(2) of the Act as a transaction not involving a public offering.

The foregoing description is qualified in its entirety by reference to the Bridge Loan Agreement, Form of Note and Security Interest Agreement attached hereto as Exhibits 10.1, 10.2,and 10.3 respectively, and incorporated herein by reference.

Double U was the purchaser of $225,000 principal amount of the Company’s 7% Secured Convertible Debentures due May 2008 issued in May 2005 (the “2005 Debentures”) and $1,000,000 principal amount of the Company’s 7% Secured Convertible Debentures due in March 2008 issued in March 2006 (the “2006 Debentures” and collectively with the 2005 Debentures, the “Debentures”).  Professional Offshore was the purchaser of $350,000 principal amount of the 2006 Debentures.  In connection with the purchase of the Debentures, the Lenders received warrants to purchase shares of the Company’s common stock.  As of the date of this report, the Lenders hold, in the aggregate, $425,000 principal amount of 2006 Debentures.  The remainder of the Debentures initially purchased by the Lenders were previously converted into shares of the Company’s common stock and are no longer outstanding. In addition, in April 2007, Double U entered into a bridge loan transaction with the Company, in which Double U loaned the Company $300,000 (the “Prior Loan”).  $324.000 of the proceeds from the loan described in this Current Report on Form 8-K went to repay the Prior Loan, which was to mature on July 31, 2007.  Except for the above-described investments in the Company, there is no material relationship between the Lenders, on the one hand, and the Company or any of its affiliates on the other hand.  See the Company’s Registration Statement on Form SB-2/A (Reg. No. 333-133508) and the Prospectus filed by the Company dated August 16, 2006, for a description of the Debentures and the Company’s agreements with the holders thereof.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit
Number	Description

10.1	Bridge Loan Agreement dated as of July 26, 2007 by and between Rim Semiconductor Company and the Lenders parties thereto*
10.2	Form of Senior Secured Promissory Note*
10.3
Security Interest Agreement dated as of July 26, 2007 by and among the Secured Parties (as defined in the Agreement), Rim Semiconductor Company, and Krieger & Prager, LLP, as agent for the Secured Parties*

____________________
*  Filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rim Semiconductor Company

Dated: August 1, 2007	By:	/s/ Brad Ketch
Brad Ketch President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

10.1	Bridge Loan Agreement dated as of July 26, 2007 by and between Rim Semiconductor Company and the Lenders parties thereto*
10.2	Form of Senior Secured Promissory Note*
10.3
Security Interest Agreement dated as of July 26, 2007 by and among the Secured Parties (as defined in the Agreement), Rim Semiconductor Company, and Krieger & Prager, LLP, as agent for the Secured Parties*

______________
*  Filed herewith